UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2017
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NII HOLDINGS, INC.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	001-37488 (Commission File Number)	91-1671412 (IRS Employer Identification No.)

1875 Explorer Street, Suite 800 Reston, Virginia (Address of principal executive offices)	20190 (Zip Code)

Registrant's telephone number, including area code: (703) 390-5100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.

(a) As previously disclosed by NII Holdings, Inc. (the “Company”), on April 20, 2012, its Brazilian operating company, Nextel Telecomunicações Ltda. (“Nextel Brazil”) entered into U.S. dollar-denominated loan agreements with the China Development Bank under which, as of June 30, 2017, Nextel Brazil had $269.1 million principal amount outstanding (the “Credit Agreements”).

Also as previously disclosed, in December 2015, Nextel Brazil participated in a spectrum auction and was the successful bidder for 30 megahertz of spectrum in the 1.8 gigahertz band for 455 million Brazilian reais, or approximately $116.7 million based on foreign currency exchange rates at the time. In July 2016, Nextel Brazil paid 45.5 million Brazilian reais, or approximately $14.0 million based on foreign currency exchange rates at the time, in connection with the signing of this license agreement. Nextel Brazil elected to accept the government-provided financing for the remaining amount due for the spectrum (the “Spectrum Financing”).

On August 14, 2017, the Company obtained from the China Development Bank (i) waivers of the covenants described in Section 5.25 (Incremental Indebtedness and Subordinated Restricted Intercompany Indebtedness) of the Credit Agreements to the extent necessary for Nextel Brazil's incurrence and maintenance of the Spectrum Financing, and (ii) waivers of Nextel Brazil’s compliance with the covenants described in Section 5.1(l) (Financial Statements and Other Information) of the Credit Agreements to the extent necessary to waive Nextel Brazil’s failure to timely provide notice of a permitted merger between two wholly-owned subsidiary guarantors in Brazil (the “Waivers”). The effectiveness of the Waivers is subject to the China Development Bank’s receipt of an executed letter from the China Export and Credit Insurance Corporation (“Sinosure”) confirming that Sinosure agrees to the granting of the Waivers. Until Sinosure’s confirmation is received, the Waivers are not effective.

The description of the Waivers contained in this Form 8-K is qualified in its entirety by reference to the complete text of the Waivers, copies of which are filed as Exhibit 10.1 and 10.2 to this report and incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Waiver Letter dated August 14, 2017, among Nextel Telecomunicações Ltda., the Guarantors and China Development Bank, as Lender and Administrative Agent (Sinosure)

10.2	Waiver Letter dated August 14, 2017, among Nextel Telecomunicações Ltda., the Guarantors and China Development Bank, as Lender and Administrative Agent (Non-Sinosure)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NII HOLDINGS, INC.

Date: August 15, 2017	By: /s/ SHANA C. SMITH
Shana C. Smith
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Waiver Letter dated August 14, 2017, among Nextel Telecomunicações Ltda., the Guarantors and China Development Bank, as Lender and Administrative Agent (Sinosure)

10.2	Waiver Letter dated August 14, 2017, among Nextel Telecomunicações Ltda., the Guarantors and China Development Bank, as Lender and Administrative Agent (Non-Sinosure)